Semi-Annual Report
June 30, 2001                                                   NEUBERGER BERMAN





                                Neuberger Berman
                                Advisers
                                Management
                                Trust




                                Limited
                                Maturity
                                Bond
                                Portfolio

Limited Maturity Bond Portfolio Managers' Commentary
----------------------------------------------------

In the six months ended June 30, 2001, the portfolio provided a 4.66% total return compared with a 3.97% total return for the Merrill Lynch 1-3 Year Treasury Index. We believe that the rest of 2001 may provide strong results, given the Federal Reserve Board's current bias towards further short-term rate cuts.(1) The portfolio's 30-day yield was 5.01%.

During the period, fixed income continued to be a strong asset class overall, as the Federal Reserve Board aggressively slashed short-term interest rates six times, by a total of 275 basis points, to 3.75%. The stock market has rebounded from the lows reached on April 4th with the Nasdaq rising by 32%, and the S&P rising by 11%. Yet fixed income in 2001 has continued to provide good stability amid equity volatility. Cash performed well. Fixed income returns have been positive year-to-date while equities remain in negative territory. Investors who began the year leery of stocks were by June cautiously returning to the equity markets, while keeping a firm footing in fixed income to hedge equity volatility. Fixed income investors were not disappointed.

Federal Reserve policy has resulted in the dramatic reshaping of the yield curve. A yield curve that was inverted in January had by June reverted to a more normal slope, in the wake of the aggressive Fed action.

The 5-year U.S. Treasury note served as the fulcrum in the reshaping of the yield curve. Maturities longer than 5 years dropped in price while shorter maturities appreciated in price. Yields on 10-year U.S. Treasury bonds rose 30 basis points to 5.41% by June 30, from 5.11% on Dec. 31, 2000. Two-year U.S. Treasury yields fell to 4.24% from 5.10% at year-end. Our portfolio benefited as the great majority of our positions have maturities of less than 5 years.

Investors favored spread sectors, as yields between the 10-year U.S. Treasury bond and non-Treasury sectors narrowed across all durations. The Fed's surprise ease early in January and attractive yield spreads versus Treasuries were strong catalysts in driving spreads narrower. This development handsomely rewarded the portfolio, as we had reduced traditional U.S. Treasuries to less than 5% of assets at the beginning of the reporting period. Significant weightings in corporates, agencies, asset-backed and mortgage-backed securities benefited portfolio performance.

A sector of the Treasury market that we found attractive and to which we allocated 5.1% of the portfolio assets was Treasury Inflation Protected Securities (TIPS). These securities offer exceptional value as their "real" (inflation-adjusted) yield is relatively high from a historical standpoint and hence their break-even levels with traditional Treasuries is low. TIPS proved to be the best performing asset class in the first half of the year with an average return of 6.51%, according to the Lehman U.S. Inflation Notes Index.

After TIPS, the next best performing sector was the credit sector. Corporates, despite continuing earnings and credit problems, turned in their best relative performance in recent memory. According to Lehman Brothers, the credit sector returned 2.82% more than equal duration Treasuries during the six months. This strong performance was against a backdrop of record issuance where corporate supply in the first six months of 2001 outpaced the previous record issuance in all of 2000 by more than 7%. With more than 47% of the portfolio in the credit sector, returns were positively impacted by these developments.

The U.S. government agency bond market rebounded after proposed legislation that threatened to end the line of credit extended by the Treasury failed to materialize. Agency yields narrowed versus Treasuries, resulting in agencies outperforming on a duration-adjusted basis by 37 basis points so far this year. During the first six months of the year, the portfolio's average weighting of agencies ranged between 10% and 16%. Early in the year, we reduced the portfolio's weighting in GNMA mortgage-backed securities by approximately 5%, selling GNMA 8% due to prepayment fears. As prepayment fears subsided in the second quarter, we increased the mortgage weighting, primarily through the purchase of 15-year FNMA 7%. At the end of the second quarter the mortgage

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


weighting stood at 17.6%. Asset-backed securities have remained consistently around 10% of the portfolio. These short-duration, high quality securities have been dependable performers, providing 86 basis points of excess return so far this year.

Throughout the first half of the year, we have maintained a longer duration in the portfolio than the duration of the Merrill Lynch 1-3 Treasury Index. In general, duration has been in a 2.1-2.3 year duration range. The longer duration takes advantage of the falling interest rate environment and the positively sloped yield curve, where higher yields are available as maturities are extended.

Some investors are now concerned that the Fed's aggressive rate cuts may turn the economy around too quickly. Others believe that high unemployment and lower commodity costs (aside from the energy sector) will keep rising labor costs and price inflation in check. We believe that the Federal Reserve Board may in coming months lower interest rates again, before reverting to a policy of tightening so as to forestall any potential for inflation.

At Neuberger Berman, we take pride in our contrarian approach. We always believed that the new economy would never outrun the benefits of compound interest--and that our responsibility is to deliver competitive returns, while protecting your principal. As long-term investors, we believe that the return of principal that accompanies fixed income yields continues to make the bond market a wonderful investment opportunity. We will continue to add value--identifying undervalued securities in the most fundamentally attractive sectors, while managing risk. We are confident that these remain the best tools to enhance income from the assets you have entrusted to us to preserve.

Sincerely,


                                /s/ Ted Giuliano
                            /s/ Catherine Waterworth


                      Ted Giuliano and Catherine Waterworth
                              Portfolio Co-Managers


(1) 9.65%, 5.62%, and 5.82% were the average annual total returns for the 1-, 5-, and 10-year periods ended June 30, 2001. Results are shown on a total return basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. Neuberger Berman Management Inc. currently absorbs certain operating expenses of the Portfolio. Absent such arrangement, which is subject to change, the total returns would have been less.

The 30-day yield shown for the Portfolio was 5.01% for the period ended June 30, 2001. Past performance does not guarantee future results and shares when redeemed may be worth more or less than their original cost. The performance does not reflect separate account and insurance policy and fees and expenses charged under the variable insurance contracts.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gains distributions. The portfolio invests in many securities not included in the above-described index.

The composition, industries and holdings of the portfolio are subject to change.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. The Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C)2001 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments   Limited Maturity Bond Portfolio
---------------------------------------------------------

Principal                                                                     Ratings          Market
Amount                                                                     Moody's  S&P        Value+
---------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (10.8%)
$ 3,480,850  U.S. Treasury Inflation-Indexed Notes, 3.38%, due 1/15/07       TSY     TSY     $  3,523,284
  8,525,962  U.S. Treasury Inflation-Indexed Notes, 3.50%, due 1/15/11       TSY     TSY        8,557,934
    640,000  U.S. Treasury Notes, 5.50%, due 2/28/03                         TSY     TSY          653,224
     75,000  U.S. Treasury Notes, 5.50%, due 3/31/03                         TSY     TSY           76,605
  2,000,000  U.S. Treasury Notes, 5.75%, due 8/15/03                         TSY     TSY        2,055,838
 10,175,000  U.S. Treasury Notes, 5.88%, due 2/15/04                         TSY     TSY       10,513,614
                                                                                             ------------
             Total U.S. Treasury Securities (Cost $25,446,086)                                 25,380,499
                                                                                             ------------
U.S. GOVERNMENT AGENCY SECURITIES (11.3%)
  8,200,000  Fannie Mae, Notes, 5.75%, due 4/15/03                           AGY     AGY        8,376,538
  1,700,000  Fannie Mae, Notes, 4.75%, due 3/15/04                           AGY     AGY        1,691,029
    930,000  Fannie Mae, Notes, 5.63%, due 5/14/04                           AGY     AGY          944,764
  6,500,000  Fannie Mae, Notes, 5.25%, due 6/15/06                           AGY     AGY        6,412,347
  2,990,000  Freddie Mac, Notes, 5.75%, due 7/15/03                          AGY     AGY        3,048,733
  6,000,000  Freddie Mac, Notes, 5.25%, due 2/15/04                          AGY     AGY        6,039,726
                                                                                             ------------
             Total U.S. Government Agency Securities (Cost $26,302,154)                        26,513,137
                                                                                             ------------
MORTGAGE-BACKED SECURITIES (17.6%)
    864,722  GE Capital Mortgage Services, Inc.,
               REMIC Pass-Through Certificates,
               Ser. 1999-11, Class B3, 6.50%, due 7/25/29                    BB[SS]               672,123**
    755,745  Morgan Stanley Capital I, Inc., Commercial Mortgage
               Pass-Through Certificates, Ser. 1998-HF2,
               Class G, 6.01%, due 11/15/30                                  BB[SS]               568,289**
  2,840,713  PNC Mortgage Securities Corp.,
               Pass-Through Certificates,
               Ser. 1999-1, Class 1B4, 6.25%, due 2/25/29                    BB[SS]             2,070,169**
    923,037  Wells Fargo, Mortgage Pass-Through Certificates,
               Ser. 2001-3, Class B4, 7.00%, due 2/25/31                     BB[SS]               738,502**

Fannie Mae
 13,666,086  Pass-Through Certificates, 7.00%, due 5/1/04 - 2/1/16           AGY     AGY       13,953,572
 15,158,138  Pass-Through Certificates, 6.50%, due 5/1/13 - 12/1/14          AGY     AGY       15,265,966
  2,000,000  Pass-Through Certificates, 7.00%, TBA, 15 Year Maturity         AGY     AGY        2,033,750

Freddie Mac
     13,818  Mortgage Participation Certificates, 10.00%, due 4/1/20         AGY     AGY           15,005

Government National Mortgage Association
  5,979,304  Pass-Through Certificates, 7.00%, due 5/15/28 & 12/15/28        AGY     AGY        6,039,519
                                                                                             ------------
             Total Mortgage-Backed Securities (Cost $40,661,785)                               41,356,895
                                                                                             ------------
ASSET-BACKED SECURITIES (10.0%)
  3,150,000       BMW Vehicle Lease Trust, Ser. 2000-A,
                        Class A3, 6.64%, due 5/25/03                         Aaa     AAA        3,225,637
    570,000 Daimler Chrysler Auto Trust, Ser. 2000-A,
                        Class A3, 7.09%, due 12/6/03                         Aaa     AAA          584,292
  2,215,000       Daimler Chrysler Auto Trust, Ser. 2001-A,
                        Class A4, 5.40%, due 3/6/06                          Aaa     AAA        2,224,465
  1,665,000       Discover Card Master Trust I, Ser. 1998-6,
                        Class A, 5.85%, due 1/17/06                          Aaa     AAA        1,694,160
  5,070,000       Ford Credit Auto Owner Trust, Ser. 2000-C,
                        Class A4, 7.24%, due 2/15/04                         Aaa     AAA        5,223,533
  2,000,000       Ford Credit Auto Owner Trust, Ser. 2000-E,
                        Class A4, 6.74%, due 6/15/04                         Aaa     AAA        2,057,301

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Schedule of Investments   Limited Maturity Bond Portfolio cont'd
----------------------------------------------------------------


Principal                                                                         Ratings                 Market
Amount                                                                     Moody's      S&P               Value+
----------------------------------------------------------------------------------------------------------------

$ 2,025,000  MBNA Master Credit Card Trust, Ser. 1998-J,
               Class A, 5.25%, due 2/15/06                                   Aaa         AAA        $  2,039,100
  3,790,000  Nissan Auto Receivables Owner Trust, Ser. 2000-B,
                        Class A3, 7.25%, due 4/15/04                         Aaa         AAA           3,907,977
  2,735,000  USAA Auto Owner Trust, Ser. 2001-1,
                        Class A3, 4.69%, due 2/15/05                         Aaa         AAA           2,730,553
                                                                                                    ------------
             Total Asset-Backed Securities (Cost $23,247,652)                                         23,687,018
                                                                                                    ------------

BANKS & Financial Institutions (12.1%)
  2,000,000  American General Finance Corp., Senior Notes, 5.75%,
               due 11/1/03                                                   A2          A+            2,032,166
  2,395,000  Bear Stearns Co., Inc., Notes, 6.20%, due 3/30/03               A2          A             2,430,599
  1,200,000  Capital One Bank, Senior Notes, 6.88%, due 2/1/06               Baa2        BBB-          1,171,451
  1,100,000  Countrywide Home Loans, Inc., Medium-Term Notes,
               Ser. J, 5.25%, due 6/15/04                                    A3          A             1,096,021
  1,200,000  Dime Bancorp, Inc., Notes, 7.00%, due 7/25/01                   Ba1         BBB-          1,201,117
  1,950,000  Dime Bancorp, Inc., Senior Notes, 9.00%, due 12/19/02           Ba1         BBB-          2,020,479
  2,230,000  Household Finance Corp., Notes, 7.00%, due 8/1/03               A2          A             2,297,139
  1,250,000  Household Netherlands B.V., Senior Notes, 6.13%, due 3/1/03     A3          A             1,264,666
  1,650,000  International Lease Finance Corp., Medium-Term Notes,
             7.30%, due 4/28/03                                              A1          AA-           1,717,237
  1,700,000  International Lease Finance Corp., Medium-Term Notes,
             5.50%, due 6/7/04                                               A1          AA-           1,708,203
  2,570,000  Lehman Brothers Holdings, Inc., Medium-Term Notes,
             Ser. E, 7.00%, due 5/15/03                                      A2          A             2,652,158
  1,300,000  MBNA America Bank N.A., Subordinated Notes, 7.25%,
             due 9/15/02                                                     Baa2        BBB           1,324,735
  1,300,000  Merrill Lynch & Co., Inc., Notes, 6.00%, due 2/12/03            Aa3         AA-           1,323,149
  1,850,000  Morgan Stanley Dean Witter & Co., Notes, 5.63%, due 1/20/04     Aa3         AA-           1,856,875
  2,820,000  Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03             Aa2         AA+           2,893,306
  1,470,000  Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%,
               due 9/15/03                                                   A3          BBB+          1,484,287
                                                                                                    ------------
        Total Banks & Financial Institutions (Cost $27,618,085)                                       28,473,588
                                                                                                    ------------

CORPORATE DEBT SECURITIES (35.0%)
  2,000,000  Akzo Nobel, Inc., Guaranteed Notes, 6.00%, due 11/15/03         A2          A-            2,016,790**
  1,200,000  AMERCO, Senior Notes, 7.20%, due 4/1/02                         Ba1         BBB           1,194,328
  1,300,000  American Standard, Inc., Senior Notes, 7.13%, due 2/15/03       Ba2         BB+           1,290,250
  1,400,000  Associates Corp., Senior Notes, 5.75%, due 11/1/03              Aa3         AA-           1,411,500
    690,000  AT&T Wireless Group, Senior Notes, 7.35%, due 3/1/06            Baa2        BBB             700,838**
    680,000  Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03             Ba3         BB-             683,400
    735,000  Calpine Corp., Senior Notes, 7.63%, due 4/15/06                 Ba1[carr]   BB+[  carr]     710,194
  2,200,000  Caterpillar Financial Services Corp., Notes, 6.88%,
                  due 8/1/04                                                 A2          A+            2,287,540
  2,320,000  CIT Group, Inc., Notes, 7.38%, due 3/15/03                      A2          A+            2,406,446
  1,940,000  Colonial Realty Limited Partnership, Senior Notes, 7.50%,
                  due 7/15/01                                                Baa3        BBB-          1,941,061
  2,625,000  Commercial Credit Co., Notes, 6.38%, due 9/15/02                Aa3         AA-           2,682,102
  2,330,000  Conseco, Inc., Notes, 8.50%, due 10/15/02                       B1          BB-           2,295,050
    440,000  Core-Mark International, Inc.,
               Senior Subordinated Notes, 11.38%, due 9/15/03                B3          B               425,150

See Notes to Schedule of Investments

Schedule of Investments   Limited Maturity Bond Portfolio cont'd
----------------------------------------------------------------


Principal                                                                     Ratings             Market
Amount                                                                     Moody's  S&P           Value+
---------------------------------------------------------------------------------------------------------

$ 1,715,000  Cox Communications, Inc., Notes, 7.00%, due 8/15/01             Baa2    BBB     $  1,719,531
  1,520,000  Cox Radio, Inc., Notes, 6.25%, due 5/15/03                      Baa2    BBB        1,532,572
    570,000  EOP Operating Limited Partnership, Notes, 6.63%,
               due 2/15/05                                                   Baa1    BBB+       573,159
  1,750,000  Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                A2      A          1,820,140
  1,945,000  Ford Motor Credit Co., Notes, 6.70%, due 7/16/04                A2      A          1,985,127
  1,660,000  Fort James Corp., Senior Notes, 6.50%, due 9/15/02              Baa3    BBB-       1,666,298
  2,570,000  General Electric Capital Corp., Medium-Term Notes,
               Ser. A, 6.75%, due 9/11/03                                    Aaa     AAA        2,671,965
  1,300,000  General Electric Capital Corp., Medium-Term Notes,
               Ser. A, 6.81%, due 11/3/03                                    Aaa     AAA        1,352,208
  3,000,000  General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04      A2      A          3,086,562
  1,130,000  Gulf Canada Resources Ltd., Senior Notes, 8.35%,
               due 8/1/06                                                    Baa3    BBB-       1,230,287
  1,110,000  Hartford Life, Inc., Notes, 6.90%, due 6/15/04                  A2      A          1,150,182
  2,500,000  Heller Financial, Inc., Notes, 6.00%, due 3/19/04               A3      A-         2,518,892
  2,000,000  Heritage Media Corp., Senior Subordinated Notes, 8.75%,
               due 2/15/06                                                   Ba3     BB+        2,065,000
  2,800,000  ICI Wilmington, Inc., Guaranteed Notes, 7.50%, due 1/15/02      Baa2    BBB+       2,832,864
  1,215,000  ITT Corp., Notes, 6.75%, due 11/15/05                           Ba1     BBB-       1,180,470
    720,000  Jones Intercable, Inc., Senior Notes, 8.88%, due 4/1/07         Baa2    BBB          767,700
  2,000,000  Kellogg Co., Notes, 5.50%, due 4/1/03                           Baa2    BBB        2,002,216**
  1,300,000  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
               due 5/15/05                                                   Ba1     BB+        1,323,253
  1,499,000  Marlin Water Trust, Senior Secured Notes, 7.09%,
               due 12/15/01                                                  Baa1    BBB        1,508,799**
     25,000  Newport News Shipbuilding, Inc., Senior Subordinated Notes,
               9.25%, due 12/1/06                                            Ba3     B+            26,562
  2,000,000  Norwest Financial, Inc., Senior Notes, 6.13%, due 8/1/03        Aa2     A+         2,035,578
    680,000  Pacific Gas & Electric Co., Senior Notes, Ser. 92-A, 7.88%,
               due 3/1/02                                                    B3      CCC          632,400
    986,700  PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                   Baa1                 998,550
  2,815,000  Public Service Electric & Gas Co., Medium-Term Notes,
               7.19%, due 9/6/02                                             A3      A-         2,887,968
    480,000  Quest Diagnostics, Inc., Senior Notes, 6.75%,
               due 7/12/06                                                   Ba1     BBB-         475,680
  2,085,000  Sprint Capital Corp., Medium-Term Notes, 7.63%,
               due 6/10/02                                                   Baa1    BBB+       2,141,958
  2,700,000  Telecom Argentina Stet-France SA, Medium-Term Notes,
               9.75%, due 7/12/01                                            B2      BB         2,693,250**
    640,000  Thiokol Corp., Senior Notes, 6.63%, due 3/1/08                  A1      A+           643,232
  2,130,000  Time Warner, Inc., Notes, 8.11%, due 8/15/06                    Baa1    BBB+       2,278,406
    410,000  Times Mirror Co., Notes, 6.65%, due 10/15/01                    A2      A            412,714
    900,000  TXU Corp., Senior Notes, 6.38%, due 6/15/06                     Baa3    BBB          889,229
  2,000,000  Tyco International Ltd., Notes, 6.50%, due 11/1/01              A3      A          2,015,180
  2,675,000  Unilever Capital Corp., Senior Notes, 6.75%, due 11/1/03        A1      A+         2,774,349
  2,760,000  Union Carbide Corp., Notes, 6.25%, due 6/15/03                  A2      A          2,809,214
    910,000  USA Waste Services, Inc., Senior Notes, 6.13%, due 7/15/01      Ba1     BBB          910,025
  1,600,000  Wells Fargo & Co., Notes, 6.63%, due 7/15/04                    Aa2     A+         1,657,774
  1,000,000  WorldCom, Inc., Notes, 6.50%, due 5/15/04                       A3      BBB+       1,001,847
  2,300,000  Xerox Capital (Europe) PLC, Notes, 5.75%, due 5/15/02           Ba1     BBB-       2,161,632
                                                                                             ------------
             Total Corporate Debt Securities (Cost $81,011,159)                                82,477,422
                                                                                             ------------

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Schedule of Investments   Limited Maturity Bond Portfolio cont'd
----------------------------------------------------------------


Principal                                                                     Ratings          Market
Amount                                                                     Moody's  S&P        Value+
---------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (2.1%)
$ 4,915,000  State Street Bank and Trust Co. Repurchase Agreement,
               4.06%, due 7/2/01, dated 6/29/01, Maturity Value
               $4,916,663, Collateralized by $5,010,000 FHLB,
               Notes, 5.30%, due 11/7/03 (Collateral Value $5,066,363)
               (Cost $4,915,000)                                                             $  4,915,000#
                                                                                             ------------
               Total Investments (98.9%) (Cost $229,201,921)                                  232,803,559##
               Cash, receivables and other assets, less liabilities (1.1%)                      2,491,622
                                                                                             ------------
               Total Net Assets (100.0%)                                                     $235,295,181
                                                                                             ------------














See Notes to Schedule of Investments

Notes to Schedule of Investments   Limited Maturity Bond Portfolio
------------------------------------------------------------------


+ Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#       At cost, which approximates market value.

## At June 30, 2001, the cost of investments for U.S. Federal income tax purposes was $229,201,921. Gross unrealized appreciation of investments was $4,181,116 and gross unrealized depreciation of investments was $579,478, resulting in net unrealized appreciation of $3,601,638, based on cost for U.S. Federal income tax purposes.

[SS] Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.

[carr]  Rated BBB- by Fitch Investors Services, Inc.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 2001, these securities amounted to $12,970,976 or 5.5% of net assets.






See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Statement of Assets and Liabilities
-----------------------------------

Neuberger Berman Advisers Management Trust                      Limited Maturity
                                                                            Bond
                                                                       Portfolio
--------------------------------------------------------------------------------

Assets
  Investments in securities, at market value*
    (Note A) -- see Schedule of Investments                        $232,803,559
  Cash                                                                    3,914
  Interest receivable                                                 3,186,753
  Receivable for securities sold                                      8,081,467
  Receivable for Fund shares sold                                        94,972
  Prepaid expenses and other assets                                       2,536
                                                                   ------------
                                                                    244,173,201
                                                                   ------------
Liabilities
  Payable for securities purchased                                    8,510,349
  Payable for Fund shares redeemed                                      161,067
  Payable to investment manager (Note B)                                 46,186
  Payable to administrator (Note B)                                      73,897
  Accrued expenses                                                       86,521
                                                                   ------------
                                                                      8,878,020
                                                                   ------------

Net Assets at value:                                               $235,295,181

Net Assets consist of:
  Paid-in capital                                                  $246,575,364
  Undistributed net investment income (loss)                          6,689,931
  Accumulated net realized gains (losses) on investments            (21,571,752)
                                                                   ------------
  Net unrealized appreciation (depreciation) in value
     of investments                                                   3,601,638

Net Assets at value                                                $235,295,181

Shares Outstanding ($.001 par value; unlimited shares
   authorized)                                                       18,152,089
Net Asset Value, offering and redemption price per share           $      12.96
*Cost of investments                                               $229,201,921






See Notes to Financial Statements

                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


Statement of Operations
-----------------------


Neuberger Berman Advisers Management Trust                      Limited Maturity
                                                                            Bond
                                                                       Portfolio
--------------------------------------------------------------------------------
Investment Income

Interest income                                                      $7,501,747
                                                                     ----------
Expenses:

Investment management fee (Note B)                                      280,007
Administration fee (Note B)                                             448,012
Auditing fees                                                             7,338
Custodian fees (Note B)                                                  53,179
Insurance expense                                                         1,865
Legal fees                                                                6,767
Shareholder reports                                                      11,608
Trustees' fees and expenses                                              22,355
Miscellaneous                                                             8,447
Total expenses                                                          839,578
Expenses reduced by custodian fee expense offset arrangement
   (Note B)                                                              (1,425)
Total net expenses                                                      838,153
Net investment income (loss)                                          6,663,594

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investment securities sold                  472,134
Net realized gain (loss) on financial futures contracts (Note A)        (45,887)

Change in net unrealized appreciation (depreciation) in value of:

Investment securities (Note A)                                        2,896,573
Net gain (loss) on investments                                        3,322,820
Net increase (decrease) in net assets resulting from operations      $9,986,414






See Notes to Financial Statements

         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Statement of Changes in Net Assets
----------------------------------

Neuberger Berman Advisers Management Trust                      Limited Maturity Bond Portfolio

                                                                  Six Months              Year
                                                                       Ended             Ended
                                                                    June 30,      December 31,
                                                                        2001              2000
                                                                 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:

Net investment income (loss)                                    $  6,663,594      $ 13,781,185
Net realized gain (loss) on investments                              426,247        (6,022,867)
Change in net unrealized appreciation (depreciation)
   of investments                                                  2,896,573         7,598,183
Net increase (decrease) in net assets resulting
  from operations                                                  9,986,414        15,356,501

Distributions to Shareholders From:
Net investment income                                            (13,222,783)      (15,205,048)

From Fund Share Transactions:
Proceeds from shares sold                                         73,635,868       135,286,112
Proceeds from reinvestment of dividends and distributions         13,222,783        15,205,048
Payments for shares redeemed                                     (62,744,271)     (184,581,538)
Net increase (decrease) from Fund share transactions              24,114,380       (34,090,378)
Net Increase (Decrease) in Net Assets                             20,878,011       (33,938,925)

Net Assets:
Beginning of period                                              214,417,170       248,356,095
End of period                                                   $235,295,181     $ 214,417,170
Accumulated undistributed net investment income (loss)
  at end of period                                              $  6,689,931     $  13,249,120

Number of Fund Shares:
Sold                                                               5,682,737        10,560,824
Issued on reinvestment of dividends and distributions              1,038,710         1,228,194
Redeemed                                                          (4,830,522)      (14,286,483)
Net increase (decrease) in shares outstanding                      1,890,925        (2,497,465)







See Notes to Financial Statements

Notes to Financial Statements   Limited Maturity Bond Portfolio
---------------------------------------------------------------


NOTE A - Summary Of Significant Accounting Policies:

1 General: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Limited Maturity Bond Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Limited Maturity Bond Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Limited Maturity Bond Investments.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.

5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency

         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


     underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

7 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($6,955,974, $296,579, $1,871,355, $2,478,607, $3,975,890,
     and $6,386,624 expiring in 2002, 2004, 2005, 2006, 2007, and 2008, respectively, determined as of December 31, 2000), it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

8 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

10 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securites. The Fund currently does not amortize premiums on fixed income

Notes to Financial Statements   Limited Maturity Bond Portfolio cont'd
----------------------------------------------------------------------


securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completedd its analysis of the impact of this accounting change.

NOTE B - Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.40% of the Fund's average daily net assets.

Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the six months ended June 30, 2001, no reimbursement to the Fund was required.

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,425.

NOTE C - Securities Transactions:

During the six months ended June 30, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $97,262,444 and $133,301,297, respectively.

During the six months ended June 30, 2001, the Fund had entered into various contracts to deliver currencies at specified future dates. At June 30, 2001, there were no open contracts.

         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


NOTE D - Line Of Credit:

At June 30, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

NOTE E - Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights   Limited Maturity Bond Portfolio+
-------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+/+

                                          Six Months Ended
                                                  June 30,             Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------
                                                      2001       2000      1999      1998      1997      1996
                                               (Unaudited)
Net Asset Value, Beginning of Period                $13.19      $13.24    $13.82    $14.12    $14.05    $14.71
                                                    ------      ------    ------    ------    ------    ------
Income From Investment Operations
Net Investment Income (Loss)                           .38         .77       .77       .80       .88       .92
Net Gains or Losses on Securities
        (both realized and unrealized)                 .22         .07      (.58)     (.21)      .02      (.34)
                                                    ------      ------    ------    ------    ------    ------
Total From Investment Operations                       .60         .84       .19       .59       .90       .58
                                                    ------      ------    ------    ------    ------    ------
Less Distributions
From Net Investment Income                            (.83)       (.89)     (.77)     (.89)     (.83)    (1.24)
                                                    ------      ------    ------    ------    ------    ------
Net Asset Value, End of Period                      $12.96      $13.19    $13.24    $13.82    $14.12    $14.05
                                                    ------      ------    ------    ------    ------    ------
Total Return++                                       +4.66%**    +6.78%    +1.48%    +4.39%    +6.74%    +4.31%
                                                    ------      ------    ------    ------    ------    ------

Ratios/Supplemental Data

Net Assets, End of Period (in millions)             $235.3      $214.4    $248.4    $277.3    $251.1    $256.9
Ratio of Gross Expenses to Average
  Net Assets#                                          .75%*       .76%      .76%      .76%      .77%      .78%
Ratio of Net Expenses to Average Net Assets            .75%*       .76%      .76%      .76%      .77%      .78%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  5.95%*      5.93%     5.81%     5.83%     6.27%     6.01%
Portfolio Turnover Rate                                 43%        109%      139%       44%       86%      132%






See Notes to Financial Highlights

         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Notes to Financial Highlights   Limited Maturity Bond Portfolio
---------------------------------------------------------------


+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Limited Maturity Bond Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*     Annualized.

**    Not annualized.